EXHIBIT 4.1
[CONFORMED AS EXECUTED]
SECOND AMENDMENT TO CREDIT AGREEMENT
          SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 31, 2007, among AMERISTAR CASINOS, INC., a Nevada corporation (the “Borrower”), the various lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).
W I T N E S S E T H:
          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of November 10, 2005 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”);
          WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and
          WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;
          NOW, THEREFORE, it is agreed:
     I. Amendments to the Credit Agreement
          1. Section 1.14(a) of the Credit Agreement is hereby amended by deleting the text “$400,000,000” appearing in clause (iv) therein and inserting “$600,000,000” in lieu thereof.
          2. Section 8.13(a)(iv) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 8.13(a)(iv) in lieu thereof:
          “(iv) the aggregate Maximum Permitted Consideration paid in connection with (x) all Permitted Acquisitions (other than the RIH Acquisition) consummated after the Initial Borrowing Date and on or prior to the date of the consummation of the proposed Permitted Acquisition does not exceed $300,000,000 and (y) the RIH Acquisition shall not exceed $700,000,000.”
          3. Sections 9.08 and 9.09 of the Credit Agreement are hereby amended by deleting said Sections in their entirety and inserting the following new Sections 9.08 and 9.09 in lieu thereof:
          “9.08 Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
Fiscal Quarter ending	6.25:1.00
September 30, 2007

Fiscal Quarter ending	6.25:1.00
December 31, 2007

Fiscal Quarter ending	6.25:1.00
March 31, 2008

Fiscal Quarter ending	6.25:1.00
June 30, 2008

Fiscal Quarter ending	6.25:1.00
September 30, 2008

Fiscal Quarter ending	6.25:1.00
December 31, 2008

Fiscal Quarter ending	6.00:1.00
March 31, 2009

Fiscal Quarter ending	6.00:1.00
June 30, 2009

Fiscal Quarter ending	5.75:1.00
September 30, 2009

Fiscal Quarter ending	5.75:1.00
December 31, 2009

Period	Ratio
Fiscal Quarter ending	5.50:1.00
March 31, 2010

Fiscal Quarter ending	5.50:1.00
June 30, 2010

Fiscal Quarter ending	5.50:1.00
September 30, 2010

Fiscal Quarter ending	5.25:1.00
December 31, 2010

Fiscal Quarter ending	5.25:1.00
March 31, 2011

Fiscal Quarter ending	5.00:1.00
June 30, 2011

Fiscal Quarter ending	5.00:1.00
September 30, 2011

Fiscal Quarter ending	5.00:1.00
December 31, 2011

Fiscal Quarter ending	5.00:1.00
March 31, 2012

Fiscal Quarter ending	5.00:1.00
June 30, 2012

Fiscal Quarter ending	5.00:1.00
September 30, 2012

Thereafter	5.00:1.00.
          9.09 Senior Leverage Ratio. The Borrower will not permit the Senior Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
Fiscal Quarter ending September 30, 2007	5.25:1.00

Fiscal Quarter ending	5.25:1.00
December 31, 2007

Period	Ratio
Fiscal Quarter ending	5.25:1.00
March 31, 2008

Fiscal Quarter ending	5.25:1.00
June 30, 2008

Fiscal Quarter ending	5.25:1.00
September 30, 2008

Fiscal Quarter ending	5.25:1.00
December 31, 2008

Fiscal Quarter ending	5.25:1.00
March 31, 2009

Fiscal Quarter ending	5.00:1.00
June 30, 2009

Fiscal Quarter ending	4.75:1.00
September 30, 2009

Fiscal Quarter ending	4.75:1.00
December 31, 2009

Fiscal Quarter ending	4.50:1.00
March 31, 2010

Fiscal Quarter ending	4.50:1.00
June 30, 2010

Fiscal Quarter ending	4.25:1.00
September 30, 2010

Fiscal Quarter ending	4.00:1.00
December 31, 2010

Fiscal Quarter ending	4.00:1.00
March 31, 2011

Fiscal Quarter ending	3.75:1.00
June 30, 2011

Fiscal Quarter ending	3.50:1.00
September 30, 2011

Period	Ratio
Fiscal Quarter ending	3.50:1.00
December 31, 2011

Fiscal Quarter ending	3.50:1.00
March 31, 2012

Fiscal Quarter ending	3.50:1.00
June 30, 2012

Fiscal Quarter ending	3.50:1.00
September 30, 2012

Thereafter	3.50:1.00.”.
          4. Section 11.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:
          “RIH Acquisition” shall mean the acquisition of 100% of the membership interests of RIH Acquisitions IN, LLC by the Borrower or a Subsidiary Guarantor pursuant to that certain Purchase Agreement, dated as of April 3, 2007, by and between Resorts International Holdings, LLC and the Borrower as the same may be modified or amended from time to time; provided that, any such modification or amendment that is materially adverse to the interest of the Lenders shall require the consent of the Administrative Agent.”.
          5. Section 11.01 of the Credit Agreement is hereby further amended by (x) deleting in its entirety clause (b) appearing in the definition of “Applicable Margin” and “Applicable Commitment Commission Percentage” therein and inserting the following new clause (b) in lieu thereof:
          “(b) with respect to Initial Term Loans maintained as (i) Base Rate Loans, a percentage per annum equal to 1.00% and (ii) Eurodollar Loans, a percentage per annum equal to 2.00%;” and
          (y) deleting in its entirety the definition of “Neilsen Family Group” therein and inserting the following definition in lieu thereof:
          “Neilsen Family Group” shall mean collective reference to (i) the Estate of Craig H. Neilsen, deceased, and the heirs, ancestors, lineal descendants, stepchildren, legatees and legal representatives of Craig H. Neilsen or his Estate, and the trustees from time to time of any bona fide trusts of which Craig H. Neilsen or one or more of the foregoing are the sole beneficiaries or grantors thereof, including but not limited to The Craig H. Neilsen Foundation, Ray H. Neilsen and his estate, spouse, heirs, ancestors, lineal descendants, stepchildren, legatees and legal representatives, and the trustees from time to time of any bona fide trusts of which one or more of the foregoing are the sole beneficiaries or grantors thereof and (ii) any Person controlled, directly or indirectly, by one or more of the foregoing Persons referred to in the immediately preceding clause (i), whether through the ownership of voting securities, by contract, in a fiduciary capacity, through possession of a majority of the voting rights (as directors and/or members) of a not-for-profit entity, or otherwise.
     II. Miscellaneous Provisions
          1. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the Second Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.
          2. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Required Lenders and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Omer Duru (facsimile number 212-354-8113).
          3. The Borrower hereby covenants and agrees, so long as the Second Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 12:00 Noon (New York time) on August 17, 2007 a non-refundable cash amendment fee equal to 0.125% of its outstanding Initial Term Loans and/or Revolving Loan Commitments, as the case may be, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to such Lenders on the Second Amendment Effective Date.
          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
*      *      *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.
By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.,
RICHMOND STREET DEVELOPMENT, INC.,
AMERISTAR CASINO BLACK HAWK, INC.,
AMERISTAR EAST CHICAGO HOLDINGS, LLC

By:	/s/ Peter C. Walsh
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent
By:	/s/ Omayra Laucella
Title: Vice President

By:	/s/ Susan LeFevre
Title: Director

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

AMERISTAR CASINOS, INC.
By:
Name:
Title:

AMERISTAR CASINO VICKSBURG, INC.,
AMERISTAR CASINO COUNCIL BLUFFS, INC.,
CACTUS PETE’S, INC.,
A.C. FOOD SERVICES, INC.,
AMERISTAR CASINO ST. LOUIS, INC.,
AMERISTAR CASINO KANSAS CITY, INC.,
AMERISTAR CASINO ST. CHARLES, INC.,
AMERISTAR CASINO LAS VEGAS, INC.,
RICHMOND STREET DEVELOPMENT, INC.,
AMERISTAR CASINO BLACK HAWK, INC.,
AMERISTAR EAST CHICAGO HOLDINGS, LLC

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent
By:	/s/ J.T Johnson Coe
Title: Managing Director

By:	/s/ Alexander E.V. Johnson
Title: Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT
TO CREDIT AGREEMENT DATED AS OF AUGUST
31, 2007, AMONG AMERISTAR CASINOS, INC., THE
LENDERS PARTY HERETO FROM TIME TO TIME,
AND DEUTSCHE BANK TRUST COMPANY
AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AMMC CLO IV, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
Title: Senior Vice President

NAME OF INSTITUTION: AMMC CLO V, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
Title: Senior Vice President

NAME OF INSTITUTION: AMMC CLO VI, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Chester M. Eng
Title: Senior Vice President

NAME OF INSTITUTION: Maplewood (Cayman) Limited
By:	Babson Capital Management LLC as
Investment Manager

By:	/s/ Art Mc Mahon
Title: Director

NAME OF INSTITUTION: Babson CLO Ltd. 2005-II
By:	Babson Capital Management LLC as
Collateral Manager

By:	/s/ Art Mc Mahon
Title: Director

NAME OF INSTITUTION: Massachusetts Mutual Life Insurance Company
By:	Babson Capital Management LLC as
Investment Adviser

By:	/s/ Art Mc Mc Mahon
Title: Director

NAME OF INSTITUTION: OSP Funding LLC

By:	/s/ M. Cristina Higgins
Title: Assistant Vice President

NAME OF INSTITUTION: Bank of Hawaii

By:	/s/ Steven R. Nakahara
Title: Vice President

NAME OF INSTITUTION: Bank of Scotland

By:	/s/ Joseph Fratus
Title: First Vice President

NAME OF INSTITUTION:

BNP Paribas

By:	/s/ Todd Rogers
Title: Director

By:	/s/ Charles C. Jou

Title: Vice President

NAME OF INSTITUTION:

Calyon New York Branch

By:	/s/ Dianne M. Scott

Title: Managing Director

By:	/s/ Gill Realon

Title: Managing Director

NAME OF INSTITUTION:

Capital One, N.A.

By:	/s/ Chris Haskew

Title: Senior Vice President

NAME OF INSTITUTION:

LMP Corporate Loan Fund, Inc.

By: Citigroup Alternative Investments LLC:

By:	/s/ Melanie Hanlon

Title: Director

NAME OF INSTITUTION:

The Bank of New York (successor to J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST, as [Assignee/Participant]
By: Its Investment Manager, Citigroup Alternative Investments LLC

By:	/s/ Melanie Hanlon

Title: Director

NAME OF INSTITUTION:

Comerica West Incorporated

By:	/s/ Bryan C. Camden

Title: Corporate Banking Officer

NAME OF INSTITUTION:

DZ Bank AG
Deutsche Zentral- Genossenschaftsbank
New York Branch

By:	/s/ Paul Fitzpatrick

Title: Vice President

By:	/s/ Carl Amendola

Title: SVP

NAME OF INSTITUTION:

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance CDO IX Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Grayson & Co.

By: Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

THE NORINCHUKIN BANK, NEW YORK BRANCH — State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-Fact

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Big Sky III Senior Loan Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance
VT Floating- Rate Income Fund
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Senior
Floating- Rate Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Floating- Rate Income Trust
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Scott H. Page

Title: Vice President

NAME OF INSTITUTION:

Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management as Investment Advisor

	By:	/s/ Scott H. Page

Title: Vice President

Note: Emigrant Realty Finance	NAME OF INSTITUTION:
will not execute an Incremental
Commitment.	Emigrant Realty Finance

	By:	/s/ Jason Sander

Title: Vice President
Emigrant Realty Finance

NAME OF INSTITUTION:

Erste Bank Der Oesterreichischen

Sparkassen AG

By:	/s/ Brandon A. Meyerson

Title: Director

By:	/s/ Paul Judicke

Title: Executive Director

NAME OF INSTITUTION:

First Bank

By:	/s/ Edward L. Dehner

Title: Assistant Vice President

NAME OF INSTITUTION:

Franklin Floating Rate Master Series

By:	/s/ Richard Hsu

Title: Vice President

NAME OF INSTITUTION:

Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu

Title: Vice President

NAME OF INSTITUTION:

Franklin CLO V, LTD

By:	/s/ David Ardini

Title: Vice President

NAME OF INSTITUTION:

General Electric Capital Corporation

By:	/s/ Rebecca A. Ford

Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

Liberty CLO, Ltd.

By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Kenneth McGovern

Title:	Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Rockwall CDO LTD.

By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Kenneth McGovern

Title:	Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Brentwood CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Kenneth McGovern

Title:	Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Loan Star State Trust

By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Kenneth McGovern

Title:	Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

HSH NORDBANK AG

New York Branch

By:	/s/ Paul Verdi

Title:	Vice President

By:	/s/ Frank Anderson

Title:	Vice President

NAME OF INSTITUTION:

IKB Capital Corp.

By:	/s/ James Y. Hua

Title:	Authorized Signatory
IKB Capital Corporation

NAME OF INSTITUTION:

LCM II Limited Partnership

By: Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Farboud Tavanger

Title:	Senior Portfolio Manager
Lyon Capital Management LLC

NAME OF INSTITUTION:

LCM III, Ltd.

By: Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Farboud Tavanger

Title:	Senior Portfolio Manager
Lyon Capital Management LLC

NAME OF INSTITUTION:

LCM V LTD.

By: Lyon Capital Management LLC,
As Collateral Manager

By:	/s/ Farboud Tavanger

Title:	Senior Portfolio Manager
Lyon Capital Management LLC

NAME OF INSTITUTION:

MetLife Insurance and Investment Trust
By: Metropolitan Life Insurance Company
Its Investment Manager

By:	/s/ James R. Dingler

Title:	Director

NAME OF INSTITUTION:

Metropolitan Life Insurance Company

By:	/s/ James R. Dingler

Title:	Director

NAME OF INSTITUTION:

Metropolitan Life Insurance Company of Connecticut

By:	/s/ James R. Dingler

Title:	Director

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ Raymond Ventura

Title:	Deputy General Manager

NAME OF INSTITUTION:

National City Bank

By:	/s/ Jeff Dysert

Title:	Vice President

NAME OF INSTITUTION:

Natixis, New York Branch (formerly known as Natexis Banques Populaires)

By:	/s/ Peyman Parhami

Title:	Director

By:	/s/ Mark A. Harrington

Title:	Senior Managing Director

NAME OF INSTITUTION:

People’s United Bank (formerly known as PEOPLE’S BANK)

By:	/s/ Francis J. McGinn

Title:	Vice President

NAME OF INSTITUTION:

By: PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company

By:	/s/ David C. Wagner

Title:	Managing Director

NAME OF INSTITUTION:

The Prudential Insurance Company of America

By:	/s/ Stephen J. Collins

Title:	VP
Prudential Investment Management Inc., as Investment Advisor.

NAME OF INSTITUTION:

Institutional Bank Loan Fixed Income Fund of the Prudential Trust Company Collective Employee Benefit Trust

By:	/s/ Stephen J. Collins

Title:	VP
Prudential Investment Management Inc., as Investment Advisor.

NAME OF INSTITUTION:

The Prudential Insurance Company of America

By:	/s/ Stephen J. Collins

Title:	VP
Prudential Investment Management Inc., as Investment Advisor.

NAME OF INSTITUTION:

RiverSource Life Insurance Company

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Jerry R. Howard

Title:	Managing Director

NAME OF INSTITUTION:

Ameriprise Certificate Company
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Jerry R. Howard

Title:	Managing Director

NAME OF INSTITUTION:

Centurion CDO II, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO III, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO VII, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

SIGNATURE PAGE TO THE SECOND AMENDMENT
TO CREDIT AGREEMENT DATED AS OF AUGUST
31, 2007, AMONG AMERISTAR CASINOS, INC., the
Lenders party hereto from time to time, AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, as
Administrative Agent

NAME OF INSTITUTION:

Centurion CDO 8, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO 9, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO 10, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO XI, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Sequils- Centurion V, Ltd
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Title:	Director of Operations

NAME OF INSTITUTION:

Rowayton Loan Funding Company

By:	/s/ James W. Sykes

Title:	Managing Principal

NAME OF INSTITUTION:

Societe Generale

By:	/s/ Patricia Wright

Title:	Director

NAME OF INSTITUTION:

Stanfield Arbitrage CDO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey

Title:	Managing Director

NAME OF INSTITUTION:

Stanfield Veyron, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey

Title:	Managing Director

NAME OF INSTITUTION:

EAGLE LOAN TRUST
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey

Title:	Managing Director

NAME OF INSTITUTION:

Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey

Title:	Managing Director

NAME OF INSTITUTION:

Stanfield Bristol CLO, Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ David Frey

Name:	David Frey
Title:	Managing Director

NAME OF INSTITUTION:

Toronto Dominion (New York), LLC

By:	/s/ Masood Fikree

Title:	Authorized Signatory

NAME OF INSTITUTION:

Union Bank of Californa, N.A.

By:	/s/ Clifford F. Cho

Title:	Vice President

NAME OF INSTITUTION:

United Overseas Bank Limited, New York Agency

By:	/s/ George Lim

Title:	SVP & GM

By:	/s/ Mario Sheng

Title:	AVP

NAME OF INSTITUTION:

Wachovia Bank, National Association

By:	/s/ G. Lee Wagner, Jr.

Title:	Vice President